Mergers and Acquisitions (Details) - Schedule of preliminary purchase price allocation as of the acquisition date - Merger and Acquisition [Member]	Sep. 30, 2021 USD ($)
Business Acquisition [Line Items]
Cash and cash equivalents	$ 30
Prepaid and other current assets	33
Property, plant and equipment, net	8
Goodwill	4,342
Total assets acquired	4,413
Trade payables	4
Accrued expenses and other current liabilities	73
Debt	41
Other liabilities	527	[1]
Total liabilities assumed	645
Net assets acquired	$ 3,768

[1]	Represents the fair value estimate for the assumed customer contracts calculated using the discounted net cash flows estimated to be incurred to satisfy the remaining performance obligation under each of the assumed customer contracts.